UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 29, 2005

FelCor Lodging Trust Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

545 E. John Carpenter Frwy., Suite 1300
Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 29, 2005, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary to its charter. The Articles Supplementary classified 13,980 additional unissued shares of Company preferred stock, par value $0.01 per share, as “8% Series C Cumulative Redeemable Preferred Stock.” As a result, the aggregate number of authorized shares of preferred stock designated as 8% Series C Cumulative Redeemable Preferred Stock was increased to 67,980. The additional 13,980 shares of Series C Preferred Stock have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption that are applicable to the existing shares of Series C Preferred Stock, except that dividends are cumulative on the additional shares from August 1, 2005. A copy of the Articles Supplementary is filed as Exhibit 3.1.7 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01 Other Events.

On August 11, 2005, the Company entered into an Underwriting Agreement with Citigroup Global Markets Inc. On August 30, 2005, in accordance with the Underwriting Agreement, the Company issued and sold an aggregate of 1,398,000 depositary shares, each depositary share representing a 1/100th fractional interest in a share of Series C Preferred Stock. The gross proceeds from the sale of the depositary shares, or approximately $34.4 million, will be used to redeem all outstanding shares of 9% Series B Cumulative Redeemable Preferred Stock of the Company and all the corresponding depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

The deposit of the Series C Preferred Stock with SunTrust Bank, as depositary, and the issuance of the depositary shares is governed by the Deposit Agreement dated April 7, 2005, by and among the Company, SunTrust Bank and the holders from time to time of depositary receipts. On August 30, 2005, the Company and SunTrust Bank entered into the Supplement and Amendment to Deposit Agreement, pursuant to which SunTrust Bank, as depositary, agreed to accept and hold the additional 13,980 shares of Series C Preferred Stock under the Deposit Agreement and to issue receipts for 1,398,000 depositary shares representing such additional shares of Series C Preferred Stock. A copy of the Supplement and Amendment to Deposit Agreement is filed as Exhibit 4.11.2 to this Current Report on Form 8-K.

Each holder of the depositary shares representing the Series C Preferred Stock is entitled to all proportional rights and preferences of the Series C Preferred Stock, including dividend, voting, redemption and liquidation rights, preferences, privileges and obligations of an owner of the Series C Preferred Stock. Each share of Series C Preferred Stock is entitled to a liquidation preference of $2,500 per share (equivalent to $25 per depositary share). Dividends on the Series C Preferred Stock represented by the depositary shares issued on August 30, 2005, are cumulative from August 1, 2005, and are payable quarterly on the last calendar day of January, April, July and October of each year, commencing on October 31, 2005, at a rate of 8% of the liquidation preference per year (equivalent to $2.00 per year per depositary share). The Series C Preferred Stock and the depositary shares are not redeemable prior to April 7, 2010. On and after April 7, 2010, the Company may redeem the Series C Preferred Stock at is option, in whole or in part, at a redemption price of $2,500 per share (equivalent to $25 per Depositary Share), plus accrued and unpaid dividends, if any.

In conjunction with the issuance of the Series C Preferred Stock, the Company, in its capacity as the sole general partner of FelCor Lodging Limited Partnership, or FelCor LP, and on behalf of the limited partners of FelCor LP, pursuant to the power of attorney granted to the Company in the Second Amended and Restated Agreement of Limited Partnership of FelCor LP, as amended, or the LP Agreement, entered into the Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor LP on August 30, 2005. The Eighth Amendment increased the number of Series E Cumulative Redeemable Preferred Units authorized from 54,000 units to 67,980 units. The additional Series E Cumulative Redeemable Preferred Units have the preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption that are applicable to the existing Series E Cumulative Redeemable Preferred Units, except that distributions are cumulative on the additional Series E Cumulative Redeemable Preferred Units from August 1, 2005. A copy of the Eighth Amendment is filed as Exhibit 10.1.9 to this Current Report on Form 8-K.

On August 11, 2005, the Company issued a press release announcing that it will redeem all outstanding shares of its 9% Series B Cumulative Redeemable Preferred Stock and all the corresponding depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock on September 12, 2005, from the proceeds of the issuance of the depositary shares on August 30, 2005. On August 12, 2005, the Company issued a press release that contained details regarding the redemption of the 9% Series B Cumulative Redeemable Preferred Stock and the corresponding depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock. A copy of each of these press releases is filed as an exhibit to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of August 11, 2005, by and between the Company and Citigroup Global Markets Inc.
3.1.7

Articles Supplementary of the Company increasing the number of shares of preferred stock classified as 8% Series C Cumulative Redeemable Preferred Stock filed with the State Department of Assessments and Taxation of the State of Maryland on August 29, 2005.

4.11.2	Supplement and Amendment to Deposit Agreement, dated August 30, 2005, between the Company and SunTrust Bank, as depositary.
10.1.9	Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, dated as of August 30, 2005.
12.1	Computation of ratio of earnings to combined fixed charges and preferred stock dividends.
99.1

Press release issued by the Company on August 11, 2005, announcing the sale of the 8% Series C Cumulative Redeemable Preferred Stock and the redemption of all outstanding 9% Series B Cumulative Redeemable Preferred Stock of the Company and all corresponding depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock.

99.2

Press release issued by the Company on August 12, 2005, announcing the details of the redemption of all outstanding 9% Series B Cumulative Redeemable Preferred Stock of the Company and all corresponding depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Dated: September 1, 2005	By:	/s/ Lawrence D. Robinson
	Name:	Lawrence D. Robinson
	Title:	Executive Vice President, General Counsel

and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of August 11, 2005, by and between the Company and Citigroup Global Markets Inc.
3.1.7

Articles Supplementary of the Company increasing the number of shares of preferred stock classified as 8% Series C Cumulative Redeemable Preferred Stock filed with the State Department of Assessments and Taxation of the State of Maryland on August 29, 2005.

4.11.2	Supplement and Amendment to Deposit Agreement, dated August 30, 2005, between the Company and SunTrust Bank, as depositary.
10.1.9	Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, dated as of August 30, 2005.
12.1	Computation of ratio of earnings to combined fixed charges and preferred stock dividends.
99.1

Press release issued by the Company on August 11, 2005, announcing the sale of the 8% Series C Cumulative Redeemable Preferred Stock and the redemption of all outstanding 9% Series B Cumulative Redeemable Preferred Stock of the Company and all corresponding depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock.

99.2

Press release issued by the Company on August 12, 2005, announcing the details of the redemption of all outstanding 9% Series B Cumulative Redeemable Preferred Stock of the Company and all corresponding depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock.